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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                December 5, 1997

                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-3613                                            63-0574085
 (Commission File No.)                         (IRS Employer Identification No.)



420 NORTH 20TH STREET
BIRMINGHAM, ALABAMA                                                    35203
 (Address of principal                                               (Zip Code)
  executive offices)

                                 (205) 254-5509
               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

         There is annexed to this Form 8-K a press release of SouthTrust Corporation (the "Company") dated December 4, 1997 relating to the execution of a definitive agreement for the purchase of 27 branches of Home Savings of America between the Company and Home Savings of America.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

                99.  Press Release

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOUTHTRUST CORPORATION

                                           By:       /s/ WILLIAM L. PRATER
                                              ----------------------------------
                                                         William L. Prater
                                                       Senior Vice President

Date: December 5, 1997